1997 SEMIANNUAL REPORT

IDS
Utilities
Income
Fund

(icon of) light bulb

The primary goal of IDS Utilities Income Fund, Inc. is a high level of current income. Secondary goals are growth of income and capital. The Fund invests primarily in securities of public utility companies.


             AMERICAN EXPRESS Financial Advisors

             Distributed by American Express Financial Advisors Inc.

Dependable
dividends

Making money in the stock market isn't limited to trying to find stockswith rising prices. Many investorsprefer to focus on the steady income stream provided by securities that pay substantial dividends. And perhaps no segment of the market has a more consistent record of paying dividends than the utilities industry -- the companies that provide basics such as electricity, water and telephone service.

Contents

From the chairman                            3
From the portfolio manager                   3
The Fund's ten largest holdings              5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   24
Board members and officers                  27
IDS mutual funds                            28

      To our shareholders

      From the chairman

      If you're an experienced investor, you know that the past few years have been unusually strong for the financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, market declines - whether they're brief or long-lasting, moderate or substantial - are always a possibility. We saw evidence of that last October, when declines in certain Asian markets spawned a sharp drop in several financial markets worldwide, including the U.S.

      That fact reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.



      William R. Pearce
      (picture of) William R. Pearce
      William R. Pearce
      Chairman of the board

      From the portfolio manager

      Utility stocks performed very well during the past six months, leading to an exceptionally strong gain by IDS Utilities Income Fund. For the first half of the Fund's fiscal year - July through December 1997 - the Fund's Class A shares provided a total return of 18.9%. That figure easily exceeded the return generated by the Standard & Poor's 500, an index of stocks commonly used as a proxy for the performance of the stock market as a whole. (A portion of the Fund's return came in the form of a capital gain, which was paid to shareholders last December and reduced the Fund's net asset value by a like amount at that time.)

      The period began with the stock market continuing to enjoy the positive effects of steady economic growth, low inflation, falling long-term interest rates and healthy corporate profits. Despite a slump in August, caused by a temporary run-up in interest rates, and a brief but sharp drop in late October, spawned by the financial crisis in Southeast Asia, the market followed a generally positive course.

      For utility stocks, the overall decline in interest rates was an especially powerful factor. (As with bonds, the prices of utility stocks usually rise when rates fall because the stocks attract more buying from income-seeking investors.) In addition, utilities appeared to garner more interest from nervous investors who were looking for a "safe haven" investment in the wake of last fall's upheaval in many financial markets. As it turned out, in October the Fund lost less than 1%, compared with a decline of more than 3% for the Standard & Poor's 500, and continued to outperform the index through the end of the year.

      Telephone stocks set performance pace

      Leading the way for the Fund were its holdings among telephone utilities, which comprised about a third of the portfolio and racked up the most impressive gains. Working in phones' favor were predictable earnings growth and strong cash flow, as well as a less-worrisome regulatory environment. Although they couldn't keep up with the phones' powerful performance, stocks of electric and natural gas utilities also made sizable contributions.

      I kept cash reserves low during the six months, a beneficial strategy given the modest return cash generated compared with utility stocks. As for changes to the portfolio, I reduced holdings among stocks of foreign utilities and put more money to work in domestic stocks. Also, last summer I added a bit to telephone investments while eliminating the Fund's holdings of real estate investment trusts. Lastly, to counter the ongoing regulatory uncertainty that surrounds electric and telephone companies, I continued to concentrate investments in those companies that appear best able to withstand possible regulatory changes.

      As the second half of the fiscal year begins, I think the outlook for utilities remains good, especially for telephone and natural gas companies. Beyond that, should long-term interest rates come down further, I would expect the Fund to benefit accordingly.



      Bernhard Fleming
      (picture of) Bernhard Fleming
      Bernhard Fleming
      Portfolio manager

To our shareholders

Class A
 6-month performance

(All figures per share)

Net asset value (NAV)

Dec. 31, 1997        $   8.42
June 30, 1997        $   8.04
Increase             $   0.38

Distributions
July 1, 1997 - Dec. 31, 1997

From income          $   0.39
From capital gains   $   0.73
Total distributions  $   1.12

Total return*          +18.9%**

Class B
 6-month performance

(All figures per share)

Net asset value (NAV)

Dec. 31, 1997        $   8.42
June 30, 1997        $   8.04
Increase             $   0.38

Distributions
July 1, 1997 - Dec. 31, 1997

From income          $   0.36
From capital gains   $   0.73
Total distributions  $   1.09

Total return*          +18.5%**

Class Y
 6-month performance

(All figures per share)

Net asset value (NAV)

Dec. 31, 1997        $   8.42
June 30, 1997        $   8.04
Increase             $   0.38

Distributions
July 1, 1997 - Dec. 31, 1997

From income          $   0.39
From capital gains   $   0.73
Total distributions  $   1.12

Total return*          +18.9%**


*The prospectus discusses the effects of the sales charges, if any, on the various classes.

**The  total  return  is  a  hypothetical   investment  in  the  Fund  with  all
distributions reinvested.

 The Fund's ten largest holdings


                                        Percent                        Value
                         (of Fund's net assets)        (as of Dec. 31, 1997)

 BellAtlantic                             4.76%                  $47,320,000

 BellSouth                                4.44                    44,205,312

 SBC Communications                       4.05                    40,287,500

 BCE                                      4.02                    39,975,000

 Ameritech                                3.84                    38,237,500

 U S WEST Communications Group            3.18                    31,587,500

 FPL Group                                2.38                    23,675,000

 Duke Energy                              2.23                    22,150,000

 DPL                                      2.02                    20,125,000

 CMS Energy                               1.99                    19,828,125


(icon of) pie chart

The ten holdings listed here make up 32.91% of the Fund's net assets


      Financial statements

      Statement of assets and liabilities
      IDS Utilities Income Fund, Inc.
      Dec. 31, 1997

                                  Assets

                                                                                                   (Unaudited)
 Investments in securities, at value (Note 1)
      (identified cost $780,622,501)                                                              $992,148,887
 Cash in bank on demand deposit                                                                        437,383
 Dividends and accrued interest receivable                                                           3,196,364
 U.S. government securities held as collateral (Note 4)                                                562,785
                                                                                                       -------
 Total assets                                                                                      996,345,419
                                                                                                   -----------

                                  Liabilities

 Dividends payable to shareholders                                                                     739,415
 Payable upon return of securities loaned (Note 4)                                                     562,785
 Accrued investment management services fee                                                             14,037
 Accrued distribution fee                                                                                2,695
 Accrued service fee                                                                                     4,746
 Accrued transfer agency fee                                                                             2,661
 Accrued administrative services fee                                                                     1,018
 Other accrued expenses                                                                                 86,799
                                                                                                        ------
 Total liabilities                                                                                   1,414,156
                                                                                                     ---------
 Net assets applicable to outstanding capital stock                                               $994,931,263
                                                                                                  ============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                          $  1,181,770
 Additional paid-in capital                                                                        769,264,825
 Undistributed net investment income                                                                    23,764
 Accumulated net realized gain (loss)                                                               12,938,934
 Unrealized appreciation (depreciation) on investments and on translation
      of assets and liabilities in foreign currencies                                              211,521,970
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                          $994,931,263
                                                                                                  ============
 Net assets applicable to outstanding shares:             Class A                                 $862,662,979
                                                          Class B                                 $132,234,527
                                                          Class Y                                 $     33,757
 Net asset value per share of outstanding capital stock:  Class A shares     102,463,922          $       8.42
                                                          Class B shares      15,709,040          $       8.42
                                                          Class Y shares           4,011          $       8.42

See accompanying notes to financial statements.


      Statement of operations
      IDS Utilities Income Fund, Inc.
      Six months ended Dec. 31, 1997


                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends                                                                                       $  15,421,516
 Interest                                                                                            2,110,379
      Less foreign taxes withheld                                                                      (85,854)
                                                                                                       -------
 Total income                                                                                       17,446,041
                                                                                                    ----------
 Expenses (Note 2):
 Investment management services fee                                                                  2,298,734
 Distribution fee -- Class B                                                                           404,606
 Transfer agency fee                                                                                   474,173
 Incremental transfer agency fee-- Class B                                                               4,773
 Service fee
      Class A                                                                                          673,736
      Class B                                                                                           94,002
      Class Y                                                                                               51
 Administrative services fees and expenses                                                             173,074
 Compensation of board members                                                                           6,019
 Custodian fees                                                                                         55,200
 Postage                                                                                                26,310
 Registration fees                                                                                      41,659
 Reports to shareholders                                                                                12,810
 Audit fees                                                                                             12,250
 Other                                                                                                     668
                                                                                                           ---
 Total expenses                                                                                      4,278,065
      Earnings credits on cash balances (Note 2)                                                       (83,385)
                                                                                                       -------
 Total net expenses                                                                                  4,194,680
                                                                                                     ---------
 Investment income (loss) -- net                                                                    13,251,361
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions                                                                         59,836,118
      Foreign currency transactions                                                                     (7,765)
      Options contracts written                                                                        281,926
                                                                                                       -------
 Net realized gain (loss) on investments                                                            60,110,279
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                            85,044,322
                                                                                                    ----------
 Net gain (loss) on investments and foreign currencies                                             145,154,601
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $158,405,962
                                                                                                  ============

See accompanying notes to financial statements.



      Financial statements

      Statements of changes in net assets
      IDS Utilities Income Fund, Inc.


                                  Operations and distributions             Dec. 31, 1997         June 30, 1997

                                                                        Six months ended            Year ended
                                   (Unaudited)
 Investment income (loss)-- net                                            $  13,251,361         $  24,993,583
 Net realized gain (loss) on investments                                      60,110,279            67,241,707
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies      85,044,322            34,416,208
                                                                              ----------            ----------
 Net increase (decrease) in net assets resulting from operations             158,405,962           126,651,498
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
            Class A                                                          (11,735,647)          (22,560,571)
            Class B                                                           (1,210,095)           (1,658,850)
            Class Y                                                               (1,645)               (7,580)
      Net realized gain
            Class A                                                          (91,228,835)          (19,457,819)
            Class B                                                          (13,882,130)           (1,790,823)
            Class Y                                                               (3,554)               (6,467)
                                                                                  ------                ------
 Total distributions                                                        (118,061,906)          (45,482,110)
                                                                            ------------           -----------

                                  Capital share transactions (Note 5)

 Proceeds from sales
      Class A shares (Note 2)                                                 57,831,907            84,967,342
      Class B shares                                                          28,894,055            47,369,444
      Class Y shares                                                                  --               109,954
 Reinvestment of distributions at net asset value
      Class A shares                                                          96,200,664            38,730,859
      Class B shares                                                          14,636,479             3,314,586
      Class Y shares                                                               4,183                14,047
 Payments for redemptions
      Class A shares                                                         (67,470,562)         (134,149,309)
      Class B shares (Note 2)                                                 (9,262,460)          (11,992,573)
      Class Y shares                                                            (247,101)              (47,737)
                                                                                --------               -------
 Increase (decrease) in net assets from capital share transactions           120,587,165            28,316,613
                                                                             -----------            ----------
 Total increase (decrease) in net assets                                     160,931,221           109,486,001
 Net assets at beginning of period                                           834,000,042           724,514,041
                                                                             -----------           -----------
 Net assets at end of period                                                $994,931,263          $834,000,042
                                                                            ============          ============
 Undistributed (excess of distributions over) net investment income         $     23,764          $   (280,210)
                                                                            ------------          ------------

See accompanying notes to financial statements.


      Notes to financial statements

      IDS Utilities Income Fund, Inc.
      (Unaudited as to Dec. 31, 1997)

  1

Summary of
significant
accounting policies

      IDS Utilities Income Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of public utilities companies. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares, have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on the portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

      The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Expenses and
sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

    o Class A $15
    o Class B $16
    o Class Y $15

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $302,548 for Class A and $37,569 for Class B for the six months ended Dec. 31, 1997. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the six months ended Dec. 31, 1997, the Fund's custodian and transfer agency fees were reduced by $83,385 as a result of earnings credits from overnight cash balances.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $407,669,643 and $381,181,085, respectively, for the six months ended Dec. 31, 1997. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $11,759 for the six months ended Dec. 31, 1997.

  4

Lending of
portfolio
securities

      At Dec. 31, 1997, securities valued at $319,795 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $562,785. Income from securities lending amounted to $179,946 for the six months ended Dec. 31, 1997. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

  5

Capital share
transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                           Six months ended Dec. 31, 1997
                                        Class A        Class B     Class Y

      Sold                            6,872,276      3,432,135         --

      Issued for reinvested          11,582,676      1,762,580         504
        distributions

      Redeemed                       (8,029,789)    (1,104,190)    (30,748)
                                     ----------     ----------     -------

      Net increase (decrease)        10,425,163      4,090,525     (30,244)


                                              Year ended June 30, 1997
                                        Class A        Class B     Class Y

      Sold                           11,329,257      6,300,553      14,614

      Issued for reinvested           5,114,765        436,475       1,844
        distributions

      Redeemed                      (18,030,425)    (1,600,502)     (6,248)
                                    -----------     ----------      ------

      Net increase (decrease)        (1,586,403)     5,136,526      10,210


      Notes to financial statements

      IDS Utilities Income Fund, Inc.

6. Financial highlights

      The  tables  below  show  certain  important  financial   information  for
      evaluating the Fund's results.

      Fiscal period ended June 30,

      Per share income and capital changesa

                                                                    Class A
                                1997b     1997     1996     1995     1994    1993    1992    1991    1990    1989c

Net asset value,               $8.04     $7.24    $6.26    $6.23    $7.05   $6.35   $5.67   $5.67   $5.54   $5.00
beginning of period

                           Income from investment operations:
Net investment income            .13       .25      .30      .29      .31     .32     .33     .35     .37     .34
(loss)

Net gains (losses)              1.37      1.01      .96      .21     (.38)    .89     .73     .05     .19     .54
(both realized
and unrealized)

Total from investment           1.50      1.26     1.26      .50     (.07)   1.21    1.06     .40     .56     .88
operations

                           Less distributions:
Dividends from net              (.12)     (.24)    (.28)    (.31)    (.31)   (.33)   (.32)   (.35)   (.37)   (.34)
investment income

Distributions from             (1.00)     (.22)      --     (.16)    (.44)   (.18)   (.06)   (.05)   (.06)     --
realized gains

Total distributions            (1.12)     (.46)    (.28)    (.47)    (.75)   (.51)   (.38)   (.40)   (.43)   (.34)

Net asset value,               $8.42     $8.04    $7.24    $6.26    $6.23   $7.05   $6.35   $5.67   $5.67   $5.54
end of period

                           Ratios/supplemental data

                                                                    Class A
                                1997b     1997     1996     1995     1994    1993    1992    1991   1990     1989c

Net assets, end of              $863      $740     $677     $601     $651    $655    $406    $252   $197      $72
period (in millions)

Ratio of expenses to            .87%d     .89%     .90%     .89%     .82%    .86%    .92%    .90%   .96%     .87%d
average daily net assetse

Ratio of net income (loss)     3.09%d    3.42%    4.03%    4.84%    4.55%   4.78%   5.37%   6.37%  6.65%    7.09%d
to average daily net assets

Portfolio turnover rate          45%       90%      84%      68%     102%     64%     49%     57%    53%      41%
(excluding short-term
securities)

Total returnf                  18.9%     18.1%    20.2%     8.4%    (1.7%)  19.9%   19.2%    7.3%  10.3%    18.2%

Average brokerage
commisson rateg               $.0511    $.0454      --       --       --      --      --      --     --       --


      aFor a share outstanding throughout the period. Rounded to the nearest cent.

      b Six months ended Dec. 31, 1997 (Unaudited).

      cInception date. Period from Aug. 1, 1988 to June 30, 1989.

      dAdjusted to an annual basis.

      eEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

      fTotal return does not reflect payment of a sales charge.

      g Effective  fiscal year 1997, the Fund is required to disclose an average
      brokerage   commission  rate  per  share  for  security  trades  on  which commissions  are charged.  The  comparability  of this  information may be affected by the fact that  commission  rates per share vary  significantly among foreign countries.


      Fiscal period ended June 30,

      Per share income and capital changesa


                                          Class B                                 Class Y
                               1997b    1997    1996    1995c          1997b   1997    1996     1995c

Net asset value,              $8.04    $7.23   $6.26   $5.98          $8.04   $7.24   $6.26    $5.98
beginning of period
                           Income from investment operations:
Net investment income           .09      .19     .23     .15            .13     .26     .31      .16
(loss)

Net gains (losses) both        1.38     1.03     .96     .26           1.37    1.02     .96      .27
realized and unrealized)

Total from investment          1.47     1.22    1.19     .41           1.50    1.28    1.27      .43
operations
                           Less distributions:

Dividends from net             (.09)    (.19)   (.22)   (.13)          (.12)   (.26)   (.29)    (.15)
investment income

Distributions from            (1.00)    (.22)     --      --          (1.00)   (.22)     --       --
realized gains

Total distributions           (1.09)    (.41)   (.22)   (.13)         (1.12)   (.48)   (.29)    (.15)

Net asset value,              $8.42    $8.04   $7.23   $6.26          $8.42   $8.04   $7.24    $6.26
end of period

                           Ratios/supplemental data

                                          Class B                                 Class Y
                               1997b    1997    1996    1995c          1997b   1997    1996     1995c

Net assets, end of             $132      $93     $47      $7            $--      --      --       --
period (in millions)

Ratio of expenses to          1.63%d   1.65%   1.68%   1.83%d          .80%d   .74%    .73%    .84%d
average daily net assetse

Ratio of net income           2.32%d   2.66%   3.05%   4.83%d         3.15%d  3.57%   4.13%   5.84%d
(loss) to average daily net assets

Portfolio turnover rate         45%      90%     84%     68%            45%     90%     84%     68%
(excluding short-term
securities)

Total returnf                  18.5%   17.3%   19.3%    6.9%          18.9%   18.3%   20.4%    7.2%

Average brokerage
commisson rateg               $.0511  $.0454     --      --          $.0511  $.0454      --      --


      a For a share outstanding throughout the period. Rounded to the nearest cent.

      b Six months ended Dec. 31, 1997 (Unaudited).

      c Inception date was March 20, 1995.

      d Adjusted to an annual basis.

      e Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

      f Total return does not reflect payment of a sales charge.

      gEffective  fiscal year 1997,  the Fund is required to disclose an average
      brokerage   commission  rate  per  share  for  security  trades  on  which commissions  are charged.  The  comparability  of this  information may be affected by the fact that  commission  rates per share vary  significantly among foreign countries.

      Investments in securities

      IDS Utilities Income Fund, Inc.                  (Percentages represent
      Dec. 31, 1997 (Unaudited)                          value of investments
                                                       compared to net assets)

 Common stocks (89.9%)
 Issuer                      Shares        Value(a)


 Communications equipment & services (0.1%)
 MasTec                      50,000(b)$   1,143,750

 Utilities -- electric (38.1%)
 Allegheny Energy           300,000       9,750,000
 Baltimore Gas & Electric   400,000      13,625,000
 Black Hills Corp           100,000       3,525,000
 CalEnergy                  200,000(b)    5,750,000
 Carolina Power & Light     350,000      14,853,125
 Cinergy                    100,000       3,831,250
 CMS Energy                 450,000(b)   19,828,125
 Consolidated Edison        330,000      13,530,000
 Dominion Resources         200,000       8,512,500
 DPL                        700,000      20,125,000
 DQE                        300,000      10,537,500
 DTE Energy                 350,000      12,140,625
 Duke Energy                400,000      22,150,000
 Edison Intl                400,000      10,875,000
 FirstEnergy                500,000(b)   14,500,000
 FPL Group                  400,000      23,675,000
 GPU                        325,000      13,690,625
 KU Energy                  200,000       7,850,000
 Long Island Lighting       300,000       9,037,500
 MDU Resources Group        300,000       9,487,500
 Nevada Power               300,000       7,968,750
 New Century Energies       400,000      19,175,000
 New England Electric System200,000       8,550,000
 NIPSCO Inds                300,000      14,831,250
 Northern States Power      307,000      17,882,750
 PacifiCorp                 200,000       5,462,500
 Pinnacle West Capital      450,000      19,068,750
 Sierra Pacific Resources   400,000      15,000,000
 SIGCORP                    150,000       4,406,250
 Teco Energy                700,000      19,687,500
 Total                                  379,306,500

 Utilities -- gas (13.4%)
 Coastal                    250,000      15,484,375
 Columbia Gas System        175,000      13,748,438
 Consolidated Natural Gas   100,000       6,050,000
 El Paso Natural Gas        150,000       9,975,000
 Energen                    200,000       7,950,000
 Enron                      200,000       8,312,500
 MCN                        190,000       7,671,250
 New Jersey Resources       300,000      12,018,750
 NICOR                      205,000       8,648,437
 Northwest Natural Gas      262,500       8,137,500
 ONEOK                      225,000       9,084,375
 Questar                    200,000       8,925,000
 Washington Gas Light       250,000       7,734,375
 WICOR                      200,000       9,287,500
 Total                                  133,027,500

 Utilities -- telephone (32.4%)
 AirTouch Communications    200,000(b)    8,312,500
 Ameritech                  475,000      38,237,500
 AT&T                       160,000       9,800,000
 BCE                      1,200,000(d)   39,975,000
 BellAtlantic               520,000      47,320,000
 BellSouth                  785,000      44,205,312
 Century Telephone
    Enterprises             350,000      17,434,375
 Cincinnati Bell            450,000      13,950,000
 Frontier                   300,000       7,218,750
 GTE                        175,000       9,143,750
 MCI Communications         150,000(b)    6,421,875
 SBC Communications         550,000      40,287,500
 Teleport Communications
    Group Cl A              150,000(b)    8,231,250
 U S WEST Communications
    Group                   700,000      31,587,500
 Total                                  322,125,312

 Miscellaneous (1.1%)
 American Waterworks        410,000      11,198,125

 Foreign (4.8%)(c)
 Grupo Iusacell ADR         350,000(b)    7,590,625
 Mahanagar Telephone        600,000       9,006,000
 Portugal Telecom ADR       200,000       9,400,000
 TELUS                      500,000      11,089,733
 VEBA                       150,000      10,216,847
 Total                                   47,303,205

 Total common stocks
 (Cost: $691,258,155)                  $894,104,392


 Preferred stocks (3.7%)
 Issuer                      Shares        Value(a)

 Airtouch Communications
    6% Cv                   300,000     $10,687,500
 MCN Energy Group
    8% Cv                    80,000(f)    5,000,000
 MCN Financing
    8.75% Cv                218,000(f)    7,466,500
 WorldCom
    8% Cv                   127,575      13,395,375

 Total preferred stocks
 (Cost: $31,520,935)                    $36,549,375



 Bonds (4.3%)
 Issuer and               Principal        Value(a)
 coupon rate                 amount

 U.S. government obligation (0.7%)
 U.S. Treasury
    6.25% 2023           $7,500,000     $ 7,723,200

 Mortgage-backed security (0.6%)
 Federal Natl Mtge Assn
    7% 2026               5,707,790       5,760,245

 Domestic (2.1%)
 Bell Telephone of Pennsylvania
    7.375% 2033           5,000,000       5,209,600
 Diamond Offshore
    3.125% 2007           3,500,000       3,508,750
 Tele-Communications
    9.875% 2022           4,500,000       5,646,960
 TU Electric Capital
    8.175% 2037           6,000,000       6,447,120
 Total                                   20,812,430

 Foreign (0.9%)(c)
 Hydro-Quebec
 (Canadian Dollar)
    8.50% 2029            5,000,000       6,003,250
 TransCanada Pipeline
 (U.S. Dollar)
    9.875% 2021           2,000,000       2,748,280
 Total                                    8,751,530

 Total bonds
 (Cost: $39,395,696)                    $43,047,405


 Short-term securities (1.9%)
 Issuer      Annualized         Amount      Value(a)
               yield on     payable at
                date of       maturity
               purchase

 U.S. government agencies (0.4%)
 Federal Home Loan Mtge Corp Disc Nt
    01-30-98      5.77%     $2,100,000  $  2,090,290
 Federal Natl Mtge Assn Disc Nt
    01-20-98      5.76         600,000       598,186
 World Bank Disc Nt
    01-27-98      5.72       1,200,000     1,195,060
 Total                                     3,883,536

 Commercial paper (1.4%)
 Colgate-Palmolive
    01-29-98      5.62       4,900,000(e)  4,878,658
 Fleet Funding
    01-09-98      5.83       6,000,000(e)  5,992,267
 Gannett
    01-13-98      5.83       1,400,000     1,397,293
 Goldman Sachs
    01-14-98      5.83       1,300,000     1,297,277
 Total                                    13,565,495

 Letter of credit (0.1%)
 Bank of America-
 AES - Hawaii
    01-09-98      5.94       1,000,000       998,684

 Total short-term securities
 (Cost: $18,447,715)                    $ 18,447,715

 Total investments in securities
 (Cost: $780,622,501)(g)                $992,148,887
                                        ============

See accompanying notes to investments in securities.

Investments in securities

IDS Utilities Income Fund, Inc.


 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) PRIDES -- Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are non-callable for three years and upon maturity, convert into shares of common stock.

(g) At Dec. 31, 1997, the cost of securities for federal income tax purposes was approximately $780,623,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:


Unrealized appreciation.........................................$214,807,000
Unrealized depreciation...........................................(3,281,000)
                                                                  ----------
Net unrealized appreciation.....................................$211,526,000

                 Board members and officers

                 Independent board members and officers

Chairman         William  R.  Pearce*
of the board     Chairman of the board,  Board  Services  Corporation  (provides administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

                 H.  Brewster  Atwater,  Jr.
                 Former chairman and chief executive officer, General Mills, Inc.

                 Lynne  V.  Cheney
                 Distinguished fellow, American Enterprise Institute for Public Policy Research.

                 Heinz F. Hutter
                 Former president and chief operating officer, Cargill, Inc.

                 Anne P. Jones
                 Attorney and telecommunications consultant.

                 Alan K. Simpson
                 Former United States senator for Wyoming.

                 Edson W. Spencer
                 Former chairman and chief executive officer, Honeywell, Inc.

                 Wheelock Whitney
                 Chairman, Whitney Management Company.

                 C. Angus Wurtele
                 Chairman of the board, The Valspar Corporation.

                 Officer

Vice president,  Leslie L. Ogg*
general counsel  President,  treasurer and corporate secretary of Board Services
and secretary    Corporation.


                 Board members and officers associated with AEFC

President        John R. Thomas*
                 Senior vice president, AEFC.

                 William  H.  Dudley*
                 Senior  advisor  to the  chief  executive officer, AEFC.

                 David R. Hubers*
                 President and chief executive officer, AEFC.


                 Officers associated with AEFC

Vice president   Peter J. Anderson*
                 Senior vice  president,  AEFC

Treasurer        Matthew N. Karstetter*
                 Vice president, AEFC

* Interested person as defined by the Investment Company Act of 1940.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.


IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed



Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions



AMERICAN EXPRESS Financial Advisors


IDS Utilities Income Fund
IDS Tower 10
Minneapolis, MN 55440-0010